MOVING INFRASTRUCTURE FORWARD | MAY 2023 INVESTOR PRESENTATION Exhibit 99.1

2 I MOVING INFRASTRUCTURE FORWARD I 2023 FORWARD LOOKING STATEMENTS Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the impact of the COVID-19 pandemic, or other similar outbreaks, on Arcosa's business; assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity Industries, Inc.; tax treatment of the spin-off; failure to successfully integrate acquisitions or divest any business, or failure to achieve the expected benefit of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; assumptions regarding achievements of the expected benefits from the Inflation Reduction Act; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year- ended December 31, 2022 and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. NON-GAAP FINANCIAL MEASURES This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non- GAAP financial measures to the closest GAAP measure are provided in the Appendix.

01 03 04 COMPANY OVERVIEW 2023 OUTLOOK ESG ACCOMPLISHMENTS 02 RECENT FINANCIAL HIGHLIGHTS TABLE OF CONTENTS 3 I MOVING INFRASTRUCTURE FORWARD I 2023

HOW TO FIND US OUR WEBSITE www.arcosa.com NYSE TICKER ACA HEADQUARTERS Arcosa, Inc. 500 North Akard Street, Suite 400 Dallas, TX 75201 INVESTOR CONTACT InvestorResources@arcosa.com 4 I MOVING INFRASTRUCTURE FORWARD I 2023

STRATEGIC UPDATE 01

ARCOSA’S VALUE PROPOSITION HEALTHY BALANCE sheet and ample liquidity to navigate cycles and pursue strategic growth EXPERIENCED management team with history of managing through economic cycles LEADING businesses serving critical infrastructure markets TRACK RECORD of executing on strategic priorities DISCIPLINED CAPITAL allocation process to grow in attractive markets and improve returns on capital 6 I MOVING INFRASTRUCTURE FORWARD I 2023

ARCOSA AT A GLANCE Revenue, net income, and Adjusted EBITDA are for the twelve months ended 3/31/2023. See Adjusted EBITDA reconciliation in Appendix Net Income(1) Adjusted EBITDA Infrastructure-related Segments Employees Years of Operating History OUR THREE BUSINESS SEGMENTS Revenues$2.3B $130M $360M ~5,230 85+ 3 7 I MOVING INFRASTRUCTURE FORWARD I 2023 (1) Excludes the gain on the sale of our storage tanks business of $195M pre-tax, which is also excluded from Adjusted EBITDA. As reported, net income for trailing twelve months 3/31/23 was $281M.

BUSINESS OVERVIEW

Arcosa's three segments are made up of leading businesses that serve critical infrastructure markets

CONSTRUCTION PRODUCTS

$948M REVENUES

$234M 25% ADJ. SEGMENT EBITDA & MARGIN


NATURAL & RECYCLED AGGREGATES


SPECIALTY MATERIALS


CONSTRUCTION SITE SUPPORT

ENGINEERED STRUCTURES[1]

$959M REVENUES

$143M 15% ADJ. SEGMENT EBITDA & MARGIN


UTILITY STRUCTURES


WIND TOWERS


TRAFFIC & TELECOM STRUCTURES

TRANSPORTATION PRODUCTS

$349M REVENUES

$35M 10% ADJ. SEGMENT EBITDA & MARGIN


BARGES


MARINE COMPONENTS


STEEL COMPONENTS

[1] Arcosa completed the divestiture of its Storage Tanks business on October 3, 2022. Financial results for the business included in continuing operations to the date of sale.

Revenues and Adjusted Segment EBITDA and margin for the twelve months ended 3/31/2023. See Adjusted Segment EBITDA reconciliation in Appendix.

8 I MOVING INFRASTRUCTURE FORWARD I 2023

ARCOSA’S LONG-TERM VISION Grow in attractive markets where we can achieve sustainable competitive advantages Reduce the complexity and cyclicality of the overall business Improve long-term returns on invested capital Integrate Environmental, Social, and Governance (ESG) initiatives into our long-term strategy 9 I MOVING INFRASTRUCTURE FORWARD I 2023

90 157 205 277 333129 127 127 51 43 FY-18 At Spin FY-19 FY-22FY-21FY-20 219 284 332 329 376 +20% DISCIPLINED TRACK RECORD OF GROWTH Adjusted EBITDA, excluding Corporate ($M) CAGR – Compound Annual Growth Rate. See reconciliation of Adjusted EBITDA for Cyclical and Growth Businesses in Appendix. Achieved 39% CAGR in our Growth Businesses over the last four years, offsetting demand headwinds in our Cyclical Businesses Growth Businesses (Construction Products and Eng. Structures, excluding wind towers) Cyclical Businesses (wind towers, barge, and steel components) 10 I MOVING INFRASTRUCTURE FORWARD I 2023 +39%

STRATEGIC TRANSFORMATION

Today Arcosa is a less cyclical and more resilient company, and the recent sale of our storage tanks business enhances our capacity to further expand in our focused growth areas

Construction Products has Increased to More than 55% of Adjusted EBITDA

Adjusted EBITDA, excluding Corporate ($M)



412
35 (8%)
Transportation Products
143 (35%)
Engineered Structures
234 (57%)
Construction Products
219
64 (29%)
82 (38%)
73 (33%)
FY 2018
LTM 3/31/23

Actionable Strategic Progress to Position Portfolio for Long-Term Growth

- **Divestiture of storage tanks business** for $275 million in October 2022
- **Invested ~$1.4 billion** on 5 large acquisitions and several complementary bolt-ons **to expand our Construction Products platform**
- **Grew natural aggregates** operations beyond Texas, **now serving 11 Top 50 MSAs, up from 5 at the end of 2018**
- **Added recycled aggregates** to complement natural aggregates platform, **serving 3 Top 5 MSAs**
- **Expanded specialty materials platform** with broader geographic presence and product diversity
- **Improved operations** in utility structures and storage tanks, increasing revenues and expanding Adjusted Segment EBITDA margins from 10% in 2018 to 15% in 2022
- **Added 3 adjacent infrastructure-related product lines** of traffic, telecom, and concrete structures
- **Market leading positions** in our cyclical businesses, including barge, wind towers, and steel components, position us well for recovery

$1T Infrastructure Bill and $370B Inflation Reduction Act Create Multi-Year Tailwinds for Many Arcosa Businesses

See Adjusted Segment EBITDA reconciliations in the Appendix.

11 I MOVING INFRASTRUCTURE FORWARD I 2023

• Advances our long-term vision to reduce the complexity of Arcosa’s overall portfolio • Proceeds provide capital for allocation to our growth businesses as we continue to shift towards less cyclical, higher-margin opportunities • We prioritized improving the performance of the storage tanks business which was unprofitable in 2018 at the time of our spin-off • Lean initiatives along with de-urbanization tailwinds led to significant growth • Business requires additional capital to support future growth, making it an opportune time for new ownership • Arcosa maintains a Mexico manufacturing platform to support our Engineered Structures segment • In October, we completed the sale of our storage tanks business, reported in Engineered Structures, for $275 million in cash • Recognized total gain on sale of $195M ($152M after-tax) • Leading manufacturer of steel pressure tanks for storage and distribution of propane, ammonia, and other gases • Serves residential, commercial, energy, and agricultural markets in U.S. and Mexico TRANSACTION OVERVIEW STORAGE TANKS ADJUSTED EBITDA ($M) (4) 29 44 47 FY 2018 3 Yr. Avg. 2019-2021 FY 2021 FY 2022 to date of sale STRATEGIC RATIONALE DIVESTITURE OF STORAGE TANKS BUSINESS ON OCTOBER 3, 2022 Excellent example of improving a business and preparing it for monetization when market conditions are supportive, enabling us to realize significant value through a competitive sale process See Adjusted EBITDA reconciliation in Appendix. Results for Storage Tanks business included in continuing operations to the date of sale. 12 I MOVING INFRASTRUCTURE FORWARD I 2023

GROWING OUR CONSTRUCTION PRODUCTS PLATFORM

We have deployed ~$1.4B on Construction Products acquisitions as we seek to expand our growth platforms

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for organic and bolt-on growth

RAMCO – May 2022
- Expands recycled aggregates platform into Southern California market at an attractive valuation and accretive margins

Southwest Rock Products – August 2021
- Scaled entry into attractive Phoenix metropolitan area with accretive EBITDA margins

Stonepoint Materials – April 2021
- Top 25 U.S. aggregates platform adding attractive new geographies, more than 40 years of reserve life, and an experienced management team

Cherry – January 2020; **Strata Materials** – October 2020
- Two acquisitions building leadership position in recycled aggregates, a new product category for Arcosa and growing in importance due to resource scarcity and ESG benefits
- Cherry expands aggregates business into attractive Houston market, filling a key gap in our Texas network
- Strata expands ability to serve DFW customers with a complementary product offering that includes both natural and recycled aggregates

ACG Materials – December 2018
- Adds complementary, scaled specialty materials and aggregates platforms
- Diversifies customer base across attractive end markets

We have an active pipeline of attractive acquisition and organic opportunities. The sale of our storage tanks business allows us to continue to deploy capital to our construction businesses and accelerate our growth.

13 I MOVING INFRASTRUCTURE FORWARD I 2023

RECENT FINANCIAL HIGHLIGHTS 02

RECENT FINANCIAL RESULTS See Adjusted Net Income and Adjusted EBITDA reconciliation in Appendix; Storage Tanks business divested on October 3, 2022 and results included in continuing operations to the date of sale. Revenues ($M) Adjusted EBITDA ($M) 2,036 2,243 FY-22FY-21 +10% Double-digit Adjusted EBITDA growth and improved margins 15 I MOVING INFRASTRUCTURE FORWARD I 2023 1,820 2,054 FY-22FY-21 +13% As Reported Excluding Storage Tanks 283 325 FY-22FY-21 +15% 239 278 FY-21 FY-22 +16% As Reported Excluding Storage Tanks Margin 13.9% 13.5%13.1%14.5% Excludes revenues from storage tanks in both periods Excludes Adj. EBITDA from storage tanks in both periods

Q1 2023 CONSOLIDATED RESULTS See Adjusted Net Income and Adjusted EBITDA reconciliations in Appendix; Storage Tanks business divested on October 3, 2022 and included in continuing operations to the date of sale. Revenues ($M) Adjusted EBITDA ($M) 475.9 59.9 Q1-22 Q1-23 535.8 549.2 +15% +3% Net Income ($M) Record quarterly Adjusted EBITDA resulting from strong performance across the portfolio and a strategic land sale gain 16 I MOVING INFRASTRUCTURE FORWARD I 2023 61.4 86.3 12.0 21.8 Q1-22 73.4 Q1-23 108.1 +76% +47% Margin excl. Storage Tanks 12.9% 19.7% 20.2 55.7 -4.0 0.7 51.7 Q1-22 Q1-23 20.9 +147% Storage Tanks Adjusted Net Income Gain on land saleStorage Tanks

CASH FLOW AND BALANCE SHEET Disciplined ‘cash culture’ and increased balance sheet flexibility post storage tanks divesture to support expansion through organic growth initiatives and opportunistic acquisitions (1.2) 0.5 (0.6) 0.5 2.1 1.2 1.1 FY-22Pro Forma at Spin FY-18 FY-21FY-19 FY-20 Q1-23 Net Debt / Adjusted EBITDA (ratio at end of period) 1Cash Flow defined as Adjusted Segment EBITDA less CapEx. See 2020 10-K for CapEx by Segment. See Free Cash Flow and Net Debt to Adjusted EBITDA reconciliation in Appendix. Targeted Range of 2.0 - 2.5x Transportation Products segment generated $159M of Cash Flow from 2018 to 2020 that funded growth in other segments1 Free Cash Flow Strength Free Cash Flow ($M) Leverage Below Targeted Range Spun debt free with $200M of cash 17 I MOVING INFRASTRUCTURE FORWARD I 2023 Sale of Storage Tanks for $275M 119 359 260 167 174 177 -77 -73 -65 -106 -121 69 LTM 3/31/23 -35 2018 2020 202220212019 Avg. $130M 84 282 187 101 56 Operating Cash Flow Net Capital Expenditures Decline reflects end market softness in cyclical businesses and increased capital expenditures for organic growth projects

2023 OUTLOOK 03

Normalizing for the sale of storage tanks, increased Adjusted EBITDA guidance at the mid-point reflects 29% growth from 2022 See full year 2023 Adjusted EBITDA guidance reconciliation in Appendix; Storage Tanks business divested on October 3, 2022 and included in continuing operations to the date of sale. 2023 GUIDANCE 278 47 Previous 2023 Guidance FY-22 Updated 2023 Guidance 325 310 - 340 345 - 370 +29% Adjusted EBITDA ($M) Storage Tanks 19 I MOVING INFRASTRUCTURE FORWARD I 2023 Margin, excl. Storage Tanks 13.5% 14.8% 15.9% • Better than expected first quarter results • Adjusted EBITDA range now includes $17-22M of estimated AMP tax credits for wind towers sold and produced in 2023 • Additional guidance and clarification on the AMP tax credits from the IRS is still pending 2,054 189 FY-22 2,200 - 2,300 Previous 2023 Guidance Updated 2023 Guidance 2,243 2,150 - 2,250 +10% Storage Tanks Revenues ($M)

GROWTH BUSINESSES OUTLOOK

Demand outlook is attractive with additional tailwinds from increased infrastructure spending

Construction Products

Infrastructure spending is on the rise as indicated by increased FY2022 state DOT letting activity in our key markets

% Change in 2022 State Letting Value vs. 5 Year Average[1]


19%
69%
84%
86%
57%
73%
19%
36%
AL
AZ
KY
LA
OK
PA
TN
TX

- **Infrastructure spending up** due to increased federal funding from IIJA and healthy state DOT budgets
- **Robust demand** for non-residential and multi-family construction
- **Recent affordability erosion** weakening momentum in single-family residential construction; medium-term outlook supported by population migration into our key markets
- **Strong pricing gains** in 2022 will carry forward to 2023
- Active pipeline of organic and bolt-on **growth opportunities**

Engineered Structures

Forecasted Utility CAPEX driven by increased federal infrastructure funding and renewable energy capacity needs

U.S. and Canadian Electric Utility Transmission Reported CAPEX ($B)[2]


55
45
35
25
Actual
Forecast
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

- **Strong backlog visibility** for utility and traffic structures, driven by grid-hardening and road infrastructure investments
- **Future demand catalysts** from the electrification of vehicles and connecting renewable energy to the grid
- Wireless 5G telecom buildout expected to **drive new demand**
- **Healthy DOT spending** in Florida and other Southeast states, with **opportunities to grow** in Texas and other markets

[1]Wallstreet research; [2]The C Three Group, Sept. 2022

20 I MOVING INFRASTRUCTURE FORWARD I 2023

WIND TOWERS OUTLOOK Long-Term Recovery in Wind Industry Expected in 2024 and Beyond 0 5 10 15 20 25 24212020 22 23 25 2726 28 29 30 31 32 U.S. Wind Installations (2020-2032)1 (GW) Forecast 10-year PTC extension, passed in August 2022, is expected to boost capacity in the U.S., after the industry recovers in the near term from the temporary lapse Since the passage of IRA, we have received wind tower orders in excess of $1.1 billion for delivery through 2028 633 597 334 438 671 4Q18 4Q19 4Q20 4Q21 1Q234Q22 1,531 Utility, Wind, and Related Structures Backlog ($M) Wind industry transitioning to no PTC Four Manufacturing Facilities to Support U.S. Energy Transition Newton, IA Clinton, IL (currently idled) Tulsa, OK Belen, NM (new brownfield facility announced Mar 2023) 2023 is a transition year for wind towers as we ramp production and invest in our New Mexico facility to prepare for the multi-year upcycle Strategic investment in New Mexico facility • Well positioned to support wind investment in the Southwest • Five-year firm order with additional capacity available • Similar potential manufacturing capacity as other three facilities • ~$55-60 million investment with attractive return profile • Production expected to begin in mid-2024 21 I MOVING INFRASTRUCTURE FORWARD I 2023 1Wood Mackenzie, Global wind power market outlook update: Q1 2023

INLAND BARGE OUTLOOK 22 I MOVING INFRASTRUCTURE FORWARD I 2023 84 90 17 18 81 16 55 49 13 105 35 48 134 122 1Q21 3Q214Q19 3Q202Q20 4Q201Q20 2Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Outlook for Dry Barge Replacement Cycle Remains Intact Fleet age is Increasing due to underinvestment since 2016; forecasts indicate potential for ~750 average annual barge construction needs through 20261 Two consecutive quarters of strong order levels spurred by substituting lower priced hot-rolled coil and securing favorable plate pricing 14.4 16.3 2016 2020 Hopper Fleet Age2 (in Years) 0 600 1,200 6 92005 7 198 10 11 12 13 14 15 16 17 18 Theoretical Replacement Level 20 21 22 Annual Industry Deliveries Since ‘053 (# Hopper Barges) Lowest level in 30 years Arcosa Historical Barge Orders ($M) COVID-19 pull-back Plate steel prices stabilized and trending down Plate steel prices began escalating in late 4Q20 Beginning of hopper barge replacement cycle Recent orders support confidence in barge market recovery 1Criton Corporation: Prospects for the Dry Cargo Inland Barge Market Through 2026, Nov. 2021; 2Company estimates and IHS Markit, May 2021; 3River Transport News annual survey of new hopper barge construction; 4Fastmarkets North American Steel Market Tracker, Apr. 2023 0 500 1000 1500 2000 12/2212/13 $ / Sh or t T on 12/0912/08 12/1212/1112/10 12/14 12/15 12/16 12/17 12/2112/18 12/19 12/20 12/23 Plate $830 Hist.avg. since ‘08 Hot Rolled Coil ForecastPlate Hot Rolled Coil Plate Forecast Steel prices have increased since the start of the year but are currently forecasted to decline into 20244

INFRASTRUCTURE SPENDING We believe our businesses are well-positioned to benefit from ~$1.4 trillion in expected spending from recent federal stimulus packages Infrastructure Investment and Jobs Act • Reauthorization of the Fixing America’s Surface Transportation Act (FAST Act) at a higher level of spending through 2026 • Spending catalysts to Arcosa: • Highway, Road, Bridges ($110B) • Passenger and Freight Rail ($66B) • Airports ($25B) • Power Infrastructure and Grid Hardening ($73B) • Broadband Expansion ($65B) • Ports and Waterways ($17B) Inflation Reduction Act • Provides ~$370B of investments into energy security and climate change • Includes multi-year extension of wind power PTC and new Advanced Manufacturer’s tax credit Bidding on new infrastructure projects is up. We expect this increased demand to impact our businesses throughout 2023 and beyond 23 I MOVING INFRASTRUCTURE FORWARD I 2023

ESG ACCOMPLISHMENTS 04

ESG ACCOMPLISHMENTS Our 2022 Sustainability Report details the initiatives in place to integrate ESG into our long-term strategy 25 I MOVING INFRASTRUCTURE FORWARD I 2023 PEOPLE Community Impact Employee Health and Safety Inclusion and Diversity Talent Development PRODUCTS Product Quality and Safety Product Use Supplier Management ENVIRONMENT Air Quality Energy Management GHG Emissions Land Management Recycled Materials Waste Management Water Management GOVERNANCE Business Ethics Cybersecurity LAYING THE FOUNDATION FOR A MORE SUSTAINABLE FUTURE

26 I MOVING INFRASTRUCTURE FORWARD I 2023 EMPLOYEE HEALTH AND SAFETY 72% reduction in our TRIR since 2019 Total Recordable Incident Rate (TRIR) Continuous Improvement Initiatives: • Front-line supervisor training • Employee safety mentorship • Enhanced near miss reporting • Hand and eye injury reduction campaign • Dedicated internal safety culture managers Our ARC 100 Safety Culture Initiative has Accelerated a Positive and Proactively Engaged Workforce Part of building a better world is building a culture of safety, with employees, contractors, and visitors working safely every day 4.31 1.89 1.73 1.21 2019 2020 2021 2022 -72% -30%

27 I MOVING INFRASTRUCTURE FORWARD I 2023 GREENHOUSE GAS (GHG) EMMISSIONS We are tracking ahead of our 2026 GHG emissions intensity reduction goal of 10% compared to 2020 levels 371 327 296 264 2020 20222019 2021 -19% GHG EMISSIONS INTENISITY2 117 113 120 101 468 452 442 491 2019 592 2020 2021 2022 584 565 562 Scope 2 Scope 1 GHG EMMISIONS1 10% reduction target 1Metric Tonnes of CO2 equivalent in Thousands; 2Metric Tonnes of CO2 equivalent /$ Million Revenues 2022 Energy Management Projects: • Compressed air evaluation and leak repair • Energy efficient asset replacements • Insulation improvements to prevent heat loss in key production areas • Plant lighting upgrades • Overland conveyor system installation to reduce fuel and conserve water • Conversion from generator power to line or solar power • Energy audits to identify and plan for future energy reduction projects Practical, Business Focused Energy Management is the Foundation for GHG Emissions Reductions

APPENDIX

GUIDANCE SUMMARY FOR 2023 ADJUSTED EBITDA COMMENTARY CAPITAL EXPENDITURES OTHER • $345M to $370M range for full year 2023 • Includes estimated AMP tax credits for wind towers of $17M to $22M, subject to further guidance from the IRS • 2022 full year Adjusted EBITDA was $278M, excluding $47M from the storage tanks business • $185M-210M in full year 2023, including $85-100M for growth projects • Includes investment in brownfield New Mexico wind tower facility announced on March 14, 2023 TAX RATE • We expect a breakeven Adjusted EBITDA for our wind towers business in 2023 before consideration of the AMP tax credits • We expect a full year 2023 effective tax rate of ~20-22%, including the impact of AMP tax credits REVENUE • $2.2B to $2.3B range for full year 2023 • 2022 full year revenue was $2.05B, excluding $189M from the storage tanks business 29 I MOVING INFRASTRUCTURE FORWARD I 2023

NON-GAAP MEASURES Refer to slides that follow for accompanying reconciliations “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. “Adjusted Segment EBITDA” is defined as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. “Adjusted Segment EBITDA Margin” is defined as Adjusted Segment EBITDA divided by Revenues. “Freight-Adjusted Revenues” for Construction Products is defined as segment revenues less freight and delivery, which are pass-through activities. GAAP does not define Freight-Adjusted Revenues and they should not be considered as alternatives to earnings measures defined by GAAP, including revenues. We use Freight-Adjusted Revenues in the review of our operating results. We also believe that this presentation is consistent with our competitors. As a widely used metric by analysts and investors, this metric assists in comparing a company's performance on a consistent basis. “Freight-Adjusted Segment EBITDA Margin” is defined as Freight-Adjusted Revenues” divided by Adjusted Segment EBITDA. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses “Net Debt to Adjusted EBITDA”, which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We define Free Cash Flow as cash provided by operating activities less “Net Capital Expenditures”, which is defined as capital expenditures net of the proceeds from the disposition of property, plant, equipment, and other assets. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. 30 I MOVING INFRASTRUCTURE FORWARD I 2023

Reconciliation of Adjusted EBITDA and Adjusted Net Income

($'s in millions)
(unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Twelve Months Ended March 31, 2023	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021	Full Year 2023 Guidance Low	Full Year 2023 Guidance High
Net income	$ 55.7	$ 20.2	$ 281.3	$ 245.8	$ 69.6	$ 135.0	$ 145.7
Add:							
Interest expense, net	5.9	7.1	28.7	29.9	23.4	25.0	27.0
Provision for income taxes	14.2	6.4	78.2	70.4	14.0	33.8	41.1
Depreciation, depletion, and amortization expense[1]	38.8	37.8	155.1	154.1	144.3	157.0	162.0
EBITDA	114.6	71.5	543.3	500.2	251.3	350.8	375.8
Add:							
Gain on storage tanks divestiture	(6.4)	—	(195.4)	(189.0)	—	(6.4)	(6.4)
Impact of acquisition and divestiture-related expenses[2]	0.6	0.9	10.7	11.0	20.1	0.6	0.6
Impairment charge	—	—	—	—	2.9	—	—
Legal settlement	—	—	—	—	8.7	—	—
Other, net (income) expense	(0.7)	1.0	1.2	2.9	0.3	—	—
Adjusted EBITDA	$ 108.1	$ 73.4	$ 359.8	$ 325.1	$ 283.3	$ 345.0	$ 370.0
Adjusted EBITDA Margin	19.7 %	13.7 %	15.9 %	14.5 %	13.9 %	15.7 %	16.1 %

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Net income	$ 55.7	$ 20.2
Gain on sale of storage tanks business, net of tax	(4.5)	—
Impact of acquisition and divestiture-related expenses, net of tax[2]	0.5	0.7
Adjusted Net Income	$ 51.7	$ 20.9

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.

[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

31 I MOVING INFRASTRUCTURE FORWARD I 2023

Reconciliation of Adjusted Segment EBITDA

($'s in millions)

	Three Months Ended March 31,		Twelve Months Ended March 31,	Twelve Months Ended December 31,				
	2023	2022	2023	2022	2021	2020	2019	2018
Construction Products								
Operating Profit	$ 49.5	$ 16.7	$ 129.3	$ 96.5	$ 83.2	$ 74.7	$ 52.7	$ 50.4
Add: Depreciation, depletion, and amortization expense[1]	26.9	24.6	105.0	102.7	88.7	60.1	38.0	21.9
Segment EBITDA	76.4	41.3	234.3	199.2	171.9	134.8	90.7	72.3
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	—	—	7.6	2.9	1.4	0.8
Add: Impairment charge	—	—	—	—	—	0.8	—	—
Adjusted Segment EBITDA	$ 76.4	$ 41.3	$ 234.3	$ 199.2	$ 179.5	$ 138.5	$ 92.1	$ 73.1
Adjusted Segment EBITDA Margin	32.4 %	19.5 %	24.7 %	21.6 %	22.5 %	23.3 %	20.9 %	25.0 %
Engineered Structures								
Operating Profit	$ 29.9	$ 28.3	$ 308.6	$ 307.0	$ 88.0	$ 80.2	$ 100.7	$ 28.6
Add: Depreciation and amortization expense[1]	6.6	8.0	29.1	30.5	33.1	31.5	27.9	29.7
Segment EBITDA	36.5	36.3	337.7	337.5	121.1	111.7	128.6	58.3
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	0.6	0.6	1.0	2.8	—	—
Add: Impairment charge	—	—	—	—	2.9	1.3	—	23.2
Less: Gain on sale of storage tanks business	(6.4)	—	(195.4)	$ (189.0)	—	—	—	—
Adjusted Segment EBITDA	$ 30.1	$ 36.3	$ 142.9	$ 149.1	$ 125.0	$ 115.8	$ 128.6	$ 81.5
Adjusted Segment EBITDA Margin	14.5 %	14.5 %	14.9 %	14.9 %	13.4 %	13.2 %	15.4 %	10.4 %
Transportation Products								
Operating Profit	$ 10.1	$ 2.7	$ 18.9	$ 11.5	$ 6.4	$ 54.6	$ 46.8	$ 48.4
Add: Depreciation and amortization expense[1]	4.0	3.9	15.9	15.8	17.8	18.0	16.3	15.5
Segment EBITDA	14.1	6.6	34.8	27.3	24.2	72.6	63.1	63.9
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	—	—	—	—	0.6	—
Add: Impairment charge	—	—	—	—	—	5.0	—	—
Adjusted Segment EBITDA	$ 14.1	$ 6.6	$ 34.8	$ 27.3	$ 24.2	$ 77.6	$ 63.7	$ 63.9
Adjusted Segment EBITDA Margin	13.4 %	8.9 %	10.0 %	8.6 %	7.9 %	16.6 %	13.7 %	16.3 %
Operating Loss - Corporate	$ (14.4)	$ (13.0)	$ (67.4)	$ (66.0)	$ (70.3)	$ (57.7)	$ (47.3)	$ (32.5)
Add: Impact of acquisition and divestiture-related expenses - Corporate[2]	0.6	0.9	10.1	10.4	11.5	4.6	—	—
Add: Legal settlement	—	—	—	—	8.7	—	—	—
Add: Corporate depreciation expense	1.3	1.3	5.1	5.1	4.7	4.9	3.6	0.5
Adjusted EBITDA	$ 108.1	$ 73.4	$ 359.8	$ 325.1	$ 283.3	$ 283.7	$ 240.7	$ 186.5

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.

[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

32 | MOVING INFRASTRUCTURE FORWARD | 2023

Reconciliation of Net Debt to Adjusted EBITDA and Free Cash Flow

($'s in millions)
(unaudited)

	As of						
	Pro Forma September 30, 2018[1]	December 31, 2018	December 31, 2019	December 31, 2020[1]	December 31, 2021[1]	December 31, 2022[1]	March 31, 2023[2]
Total debt excluding debt issuance costs	$ 0.4	$ 185.5	$ 107.3	$ 254.5	$ 685.7	$ 555.9	**$ 554.9**
Cash and cash equivalents	210.4	99.4	240.4	95.8	72.9	160.4	**149.2**
Net Debt	$ (210.0)	$ 86.1	$ (133.1)	$ 158.7	$ 612.8	$ 395.5	**$ 405.7**
Adjusted EBITDA (trailing twelve months)	$ 178.1	$ 186.5	$ 240.7	$ 291.4	$ 298.4	$ 329.1	**$ 361.4**
Net Debt to Adjusted EBITDA	-1.2	0.5	-0.6	0.5	2.1	1.2	**1.1**

	Year Ended December 31,					Twelve Months Ended March 31,
	2018	2019	2020	2021	2022	2023
Cash Provided by Operating Activities	$ 118.5	$ 358.8	$ 259.9	$ 166.5	$ 174.3	**$ 177.1**
Capital expenditures	(44.8)	(85.4)	(82.1)	(85.1)	(138.0)	**(156.5)**
Proceeds from the disposition of property, plant, equipment, and other assets	10.2	8.9	9.6	20.0	32.2	**35.5**
Net Capital Expenditures	(34.6)	(76.5)	(72.5)	(65.1)	(105.8)	**(121.0)**
Free Cash Flow	$ 83.9	$ 282.3	$ 187.4	$ 101.4	$ 68.5	**$ 56.1**

(1) These periods include pro forma adjustments for acquisitions completed during the period, as previously disclosed.

(2) Adjusted EBITDA includes a two month pro forma adjustment of $1.6 million based on Adjusted EBITDA for RAMCO of $9.6 million for the twelve months ended February 28, 2022.

33 I MOVING INFRASTRUCTURE FORWARD I 2023

Reconciliation of Adjusted EBITDA for Cyclical and Growth Businesses (in millions) (unaudited) 34 I MOVING INFRASTRUCTURE FORWARD I 2023 Year Ended December 31, 2018 2019 2020 2021 2022 Consolidated Adjusted EBITDA(1) $ 186.5 $ 240.7 $ 283.7 $ 283.3 $ 325.1 Add: Corporate Adjusted EBITDA(1) 32.0 43.7 48.2 45.4 50.5 Adjusted EBITDA, excluding corporate 218.5 284.4 331.9 328.7 375.6 Wind towers business: Operating Profit 56.7 55.5 41.8 19.9 8.2 Add: Depreciation and amortization expense 8.4 7.9 7.8 7.3 7.0 Wind towers EBITDA 65.1 63.4 49.6 27.2 15.2 Wind towers Adjusted EBITDA 65.1 63.4 49.6 27.2 15.2 Transportation Products Adjusted Segment EBITDA(1) 63.9 63.7 77.6 24.2 27.3 Cyclical businesses Adjusted EBITDA(2) 129.0 127.1 127.2 51.4 42.5 Growth businesses Adjusted EBITDA(3) $ 89.5 $ 157.3 $ 204.7 $ 277.3 $ 333.1 (1) See Reconciliation of Adjusted Segment EBITDA table. (2) Our cyclical businesses include our wind towers business, included in the Engineered Structures segment, and our Transportation Products segment, which includes our barge and steel components businesses. (3) Our growth businesses include our Construction Products segment and our Engineered Structures segment, excluding the wind towers business.

Reconciliation of RAMCO Pro forma Adjusted EBITDA (in millions) (unaudited) Twelve Months Ended February 28, 2022 Net Income $ 5.9 Add: Interest expense, net 0.0 Provision for income taxes(2) - Depreciation, depletion, and amortization expense 0.9 EBITDA 6.8 Add: Pro forma adjustments 2.8 Pro forma Adjusted EBITDA $ 9.6 (1) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs. (2) RAMCO is structured as a S Corporation for federal income tax purposes and accordingly is not subject to federal income taxes Reconciliation of Historical Adjusted EBITDA for Storage Tanks Businesses (in millions) (unaudited) 35 I MOVING INFRASTRUCTURE FORWARD I 2023 Three Months Ended March 31, 2022 Year Ended December 31, 2018 Average for Years Ended December 31, 2019-2021 Year Ended December 31, 2021 Year Ended December 31, 2022 Storage tanks business: Operating Profit $ 10.3 $ (9.5) $ 21.9 $ 36.8 $ 230.1 Add: Depreciation and amortization expense 1.7 5.7 7.0 7.3 5.2 EBITDA 12.0 (3.8) 28.9 44.1 235.3 Impact of acquisition and divestiture-related expenses(1) — — — — 0.6 Less: Gain on sale of storage tanks business — — — — (189.0) Adjusted EBITDA $ 12.0 $ (3.8) $ 28.9 $ 44.1 $ 46.9

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